o BT INVESTMENT FUNDS o


                           LATIN AMERICAN EQUITY FUND



                               SEMI-ANNUAL REPORT
                               ------------------
                                  MARCH o 1998

Latin American Equity Fund

Table of Contents

        Letter to Shareholders                                              3

        Latin American Equity Fund
           Statement of Assets and Liabilities                              6
           Statement of Operations                                          6
           Statements of Changes in Net Assets                              7
           Financial Highlights                                             8
           Notes to Financial Statements                                    9

        Latin American Equity Portfolio
           Statement of Net Assets                                         10
           Statement of Operations                                         11
           Statements of Changes in Net Assets                             12
           Financial Highlights                                            12
           Notes to Financial Statements                                   13

                             ---------------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed byBankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                             ---------------------

Latin American Equity Fund

Letter to Shareholders

The Latin American Equity Fund (the "Fund") returned (3.28)%* for the six months ended March 31, 1998, as compared to (12.55)% for the IFCI Latin American Index** and (11.32)% for the Lipper Latin American Average***. Since its inception on October 25, 1993, the Fund has delivered a total return of 54.84% cumulatively, or 10.37% annualized, as of March 31, 1998. The Fund returned 23.88% for the year ended March 31, 1998.

MARKET ACTIVITY
In general, the Latin American markets turned in a disappointing performance over the six months ended March 31, 1998, with each of the region's markets declining over this period. The worst performing markets were Chile, Colombia, Peru, and Venezuela, while Argentina and Brazil suffered smaller declines. However, it is worth noting that most of the disappointing performance occurred in the fourth calendar quarter and that a number of markets recovered strongly in the first quarter of 1998. The two primary factors impacting the markets were the Asian currency and economic crises, which increased risk premiums on Latin American investments, and falling commodity prices, which impacted the region's exports. The positive news is that domestic growth has resumed in a number of Latin American countries, inflation continues to decline throughout, and governmental policy action overall was very good following the Asian crisis.

--------------------------------------------
            Objective
Seeks long-term capital appreciation
through investment primarily in the equity
securities (or other securities with equity
characteristics) of companies domiciled
in, or doing business in, Latin America.
--------------------------------------------


More specifically, Brazil was most impacted by the Asian crisis initially, as its currency came under immense pressure following the Asian devaluations. However, strong policy action by the Brazilian government in raising interest rates from 20% to 40%, reducing the fiscal deficit by 2% of GDP, and enacting administrative reforms, restored confidence in the currency rather quickly. As a result, interest rates fell from a high of 40% in October to around 25% at the end of quarter, and following a substantial decline in October, Brazilian equities rallied for the next five months. Investors perceived that stocks had become very attractively valued. Government owned utilities, such as Telebras, recovered particularly strongly, as investors realized that these businesses were not affected by the economic slowdown following the Asian crisis and that strong foreign interest remained in these utilities' upcoming privatizations in 1998 and 1999.

The Mexican market turned in mixed performance over the semi-annual period. It was strong in the fourth calendar quarter, as investors saw it as a safe haven, protected from the Asian crisis. But then it sold off in the first quarter of 1998, as concerns evolved about its trade and fiscal accounts. The fall in oil prices also had a significant impact on Mexico, as oil represents around 12% of its exports and around 38% of its government's fiscal revenue. Overall, though, the Mexican economy continued to perform strongly, supported by real wage and employment growth. Consumer- oriented stocks outperformed the market, while cyclical stocks were impacted by a fall in commodity prices and by a perception that international competition would increase following the Asian currency devaluations.

----------------------------------------------
        Investment Instruments
Primarily common and preferred stocks,
rights, warrants, American Depository
Receipts ("ADRs") and convertible securities.
----------------------------------------------


The Venezuelan market was the worst performing market of the period, as it suffered from weak oil prices. Oil is the main source of export and fiscal revenue in Venezuela. Uncertainty about Presidential elections there further impacted the market. The markets of Chile, Colombia, and Peru were also poor performers. A deteriorating current account deficit resulting from a weak copper price as well as rising interest rates negatively impacted the Chilean market. Colombia's market was also impacted by rising interest rates, uncertainty ahead of May's presidential election, and a fall in the price of some of its main exports, namely coffee and oil. The Peruvian market was impacted by falling commodity prices and the negative effects of El Nino on its economy.

INVESTMENT REVIEW
The Fund outperformed its benchmark and its category average for the period, as it primarily benefited from both asset allocation and stock selection. For example, the Fund benefited from an underweight position in Brazil at the start of period and then moving to an overweight position there following the market's large decline in October. Early in the period, we believed the market was not discounting the potential risks related to the current account and fiscal deficits. Once the government acted strongly following the Asian crisis, and stocks were trading at 50-60% of pre-crisis levels, we became more comfortable with the economic outlook and felt that a number of companies were attractively valued. The Fund increased its exposure to both public sector utilities and private sector companies in Brazil.

The Fund also benefited from being underweight in Chile and Colombia and from having moved to a neutral position in Venezuela early in the fourth calendar quarter. Towards the end of the first quarter of 1998, the Fund sold a significant portion of its Argentine exposure, moving to an underweight position. We feel the current level of GDP growth is unsustainable, as the trade deficit is growing rapidly. Additionally, a couple of Argentine stocks had appreciated significantly and were sold as they hit our price targets.

As for stock selection, the Fund is positioned in a combination of utilities and private sector stocks in Brazil. The utilities should benefit from privatization and a lowering of the Brazilian risk premium, while the private sector stocks should benefit from a resumption of growth in the second half of 1998. Large positions in utilities include such stocks as CEMIG, Petrobras, and Telebras. We also added to the portfolio White Martins, the largest industrial gases company in South America, and Banco Itau, a major domestic bank with a very strong retail franchise. The Fund switched into a number of Brazilian small capitalization stocks towards the end of the period, as they


----------
* Performance quoted represents past performance and is not a guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**  Indexes are unmanaged, and investments cannot be made in an index.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Latin American Equity Fund

Letter to Shareholders


---------------------------------------------
  Ten Largest Stock Holdings
---------------------------------------------
 Telefonos de Mexico SA ADR - L
---------------------------------------------
 Grupo Industrial Bimbo SA
---------------------------------------------
 Companhia Vale de Rio Doce ADR
---------------------------------------------
 Banco Itau SA PN
---------------------------------------------
 Telebras ON
---------------------------------------------
 Companhia Energetica de Minas Gerais ADR
---------------------------------------------
 Grupo Televisa SA ADR
---------------------------------------------
 CRT Corp PN
---------------------------------------------
 Quilmes Industrial SA ADR
---------------------------------------------
 Petroleo Brasileiro SA PN
---------------------------------------------



have not appreciated in line with the large capitalization stocks and are currently selling at very low valuations.

The Fund's Mexican holdings are concentrated in stocks that should benefit from the strong domestic consumption currently taking place there. These include Grupo Bimbo, a major Mexican food company, Grupo Televisa, the largest producer of Spanish language programming in the world, Femsa, Mexico's second largest brewer, and Kimberly Clark de Mexico, a major consumer products company. The Fund also added to its portfolio Corporacion Geo, the largest low income home builder in Mexico, as we believe it will benefit from the large pent up demand for housing in that nation.

In Peru, the Fund holds two attractively valued mining stocks, Buenaventura and Minsur. Buenaventura's Yanacocha mine has one of the lowest production costs for gold in the world.


                    Diversification of Portfolio Investments
                        By Country as of March 31, 1998
                    (percentages are based on market value)


                            [PIE CHART APPEARS HERE]

                                 Mexico 32%
                                 Brazil 46%
                                 U.S.A. 1%
                                 Argentina 6%
                                 Chile 7%
                                 Venezuela 3%
                                 Colombia 1%
                                 Peru 4%

MANAGER OUTLOOK
Our outlook for the Latin American equity markets remains generally positive. In our opinion, these markets are cheap relative to other international markets; growth is resuming in a number of countries; and governments have responded swiftly and strongly with policy action to deal with problems the countries have encountered. In a number of Latin American countries, for instance, the governments have reduced fiscal expenditures to compensate for the loss of revenue from lower commodity prices. Our concerns going forward are a potential rise in global interest rates, current account deficits in Argentina and Chile, and fiscal deficits in Brazil. However, as concerns about emerging markets dissipate, Latin American equity markets should start to post positive performance.

Given this, we intend to keep the Fund overweight in Brazil, neutral in Mexico, Peru, and Venezuela, and underweight in Argentina, Chile, and Colombia for the near term. We also will maintain our focus on individual stock selection, looking for attractively valued securities in markets where we are comfortable with the economic outlook and investing on an opportunistic basis.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek long-term capital appreciation.


                                /s/ Michael Levy
                                ________________
                                  Michael Levy
                            Portfolio Manager of the
                        Latin American Equity Portfolio
                                 March 31, 1998

Latin American Equity Fund

Performance Comparison


Comparison of Change in
Value of a $10,000 Investment
in the Latin American Equity
Fund and the IFCI Latin
American Index since October 31, 1993.

-------------------------------------
   Total Return for the Period
       Ended March 31, 1998

  Six Months   Since 10/25/93*
    -3.28%        10.37%**

 * The Fund's inception date.
** Annualized

Investment return and principal value
may fluctuate so that shares, when
redeemed, may be worth more or less
than their original cost.
-------------------------------------


                  [GRAPH APPEARS HERE - SEE PLOT POINTS BELOW]

                             Latin American       IFCI Latin
                               Equity Fund      American Index

                  Oct-93         10,000             10,000
                  Dec-93         12,433             12,111
                  Mar-94         12,822             12,275
                  Jun-94         10,917             11,051
                  Sep-94         14,526             14,736
                  Dec-94         11,071             11,018
                  Mar-95          7,350              7,686
                  Jun-95          8,476              9,100
                  Sep-95          8,618              9,602
                  Dec-95          8,384              9,161
                  Mar-96          9,408              9,652
                  Jun-96         10,706             10,584
                  Sep-96         10,838             10,763
                  Dec-96         11,134             10,869
                  Mar-97         12,463             12,536
                  Jun-97         14,633             15,248
                  Sep-97         15,961             15,933
                  Dec-97         14,608             14,077
                  Mar-98         15,484             13,922


           Past performance is not indicative of future performance.

Latin American Equity Fund

Statement of Assets and Liabilities  March 31, 1998 (unaudited)

Assets
   Investment in Latin American Equity Portfolio, at Value                                       $    30,551,853
   Receivable for Shares of Beneficial Interest Subscribed                                                21,684
   Prepaid Expenses and Other                                                                             16,609
                                                                                                 ---------------
Total Assets                                                                                          30,590,146
                                                                                                 ---------------
Liabilities
   Due to Bankers Trust                                                                                   21,928
   Payable for Shares of Beneficial Interest Redeemed                                                     40,186
   Accrued Expense and Other                                                                              14,813
                                                                                                 ---------------
Total Liabilities                                                                                         76,927
                                                                                                 ---------------
Net Assets                                                                                       $    30,513,219
                                                                                                 ===============
Composition of Net Assets
   Paid-in Capital                                                                               $    28,758,136
   Undistributed Net Investment Income                                                                    40,649
   Accumulated Net Realized (Loss) from Investment and Foreign Currency Transactions                    (777,573)
   Net Unrealized Appreciation on Investment and Foreign Currency Transactions                         2,492,007
                                                                                                 ---------------
Net Assets                                                                                       $    30,513,219
                                                                                                 ===============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by shares
    outstanding)                                                                                 $         15.19
                                                                                                 ===============
Shares Outstanding ($0.001 par value per share, unlimited number of shares of beneficial
    interest authorized)                                                                               2,008,867
                                                                                                 ===============


-------------------------------------------------------------------------------

Statement of Operations  For the six-month period ended March 31, 1998
  (unaudited)

Investment Income
   Income Allocated from Latin American Equity Portfolio, net                                    $       261,143
                                                                                                 ---------------
Expenses
   Administration and Services Fees                                                                      143,923
   Printing and Shareholder Reports                                                                        6,962
   Registration Fees                                                                                       3,108
   Professional Fees                                                                                       5,094
   Trustees Fees                                                                                           1,367
   Miscellaneous                                                                                           2,737
                                                                                                 ---------------
   Total Expenses                                                                                        163,191
   Less Expenses Absorbed by Bankers Trust                                                               (11,693)
                                                                                                 ---------------
      Net Expenses                                                                                       151,498
                                                                                                 ---------------
Net Investment Income                                                                                    109,645
                                                                                                 ---------------
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
   Net Realized Gain (Loss) from:
      Investment Transactions                                                                            801,992
      Foreign Currency Transactions                                                                      (24,339)
   Net Change in Unrealized Appreciation Depreciation on Investment and Foreign Currency
      Transactions                                                                                    (3,049,095)
                                                                                                 ---------------
Net Realized and Unrealized Loss on Investment and Foreign Currency Transactions                      (2,271,442)
                                                                                                 ---------------
Net Decrease in Net Assets from Operations                                                       $    (2,161,797)
                                                                                                 ===============



                  See Notes to Financial Statements on Page 9

Latin American Equity Fund

Statements of Changes in Net Assets

                                                                                   For the               For the
                                                                              six month period         year ended
                                                                            ended March 31, 1998+  September 30, 1997
                                                                            ---------------------  ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income                                                      $       109,645       $        43,318
   Net Realized Gain from Investment and Foreign Currency Transactions                777,653             6,748,749
   Net Change in Unrealized Appreciation/Depreciation on Investment and
     Foreign Currency Transactions                                                 (3,049,095)            3,980,334
                                                                              ---------------       ---------------
Net Increase (Decrease) in Net Assets from Operations                              (2,161,797)           10,772,401
                                                                              ---------------       ---------------
Distributions to Shareholders
   Net Investment Income                                                              (68,996)               (4,313)
                                                                              ---------------       ---------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares                                                   29,095,467            59,057,526
   Dividend Reinvestments                                                              41,256                 2,063
   Cost of Shares Redeemed                                                        (33,805,882)          (49,411,389)
                                                                              ---------------       ---------------
Net Increase (Decrease) from Capital Transactions in Shares of Beneficial
   Interest                                                                        (4,669,159)            9,648,200
                                                                              ---------------       ---------------
Total Increase in Net Assets                                                       (6,899,952)           20,416,288
Net Assets
Beginning of Period                                                                37,413,171            16,996,883
                                                                              ---------------       ---------------
End of Period                                                                 $    30,513,219       $    37,413,171
                                                                              ===============       ===============

----------
+  Unaudited


                  See Notes to Financial Statements on Page 9

Latin American Equity Fund

Financial Highlights

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Latin American Equity Fund.

                                                                                                     For the period
                                                                     For the years ended            October 25, 1993
                                                   For the              September 30,               (Commencement of
                                              six months ended   -----------------------------       Operations) to
                                               March 31, 1998+    1997        1996       1995      September 30, 1994
                                              ----------------   ------      ------     ------     ------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period               $15.74       $10.71       $8.50      $14.59           $10.00
Income fromInvestment Operations
   Net Investment Income                             0.04         0.00**      0.02        0.03               --
   Net Realized and Unrealized Gain (Loss) on
     Investment and Foreign Currency Transactions   (0.59)        5.03        2.19       (5.92)            4.59
Total Income (Loss) from Investment Operations      (0.55)        5.03        2.21       (5.89)            4.59
Distributions to Shareholders
   Net Investment Income                               --         0.00**        --          --               --
   Net Realized Gain from Investment Transactions      --           --          --       (0.20)              --
Net Asset Value, End of Period                     $15.19       $15.74      $10.71       $8.50           $14.59
Total Investment Return                              3.28%       47.00%      26.00%     (40.68)%          50.01%*
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)       $30,513      $37,413     $16,997     $13,624          $27,489
   Ratios to Average Net Assets:
      Net Investment Income                          0.72%*       0.16%       0.16%       0.29%            0.03%*
      Expenses, Including Expenses of the
        Latin American Equity Portfolio              2.00%*       2.00%       2.00%       2.00%            2.00%*
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses by
        Bankers Trust                                0.57%*       0.44%       0.66%       1.17%            1.27%*

----------
*  Annualized
** Less than $0.01
+  Unaudited


                   See Notes to Financial Statements on Page 9

Latin American Equity Fund
Notes to Financial Statements (unaudited)

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Latin American Equity Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on October 25, 1993. The Fund invests substantially all of its assets in the Latin American Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 1998, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the Statement of Net Assets, are contained elsewhere in this report.

B. Investment Income
The Fund earns income, net of expenses, daily on its investment in the Portfolio and is recorded on the accrual basis. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

C. Organization Expenses
Costs incurred by the Fund in connection with its organization and initial registration are being amortized evenly over a five year period.

D. Dividends
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will also be made annually.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. Other
The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's Funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .95% of the Fund's average daily net assets. Amounts owed under the Administration and Services Agreement amounted to $21,928, net of waived expenses of $2,130 at March 31, 1998.

The Trust entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the Act, Edgewood may seek reimbursement, at an annual rate not exceeding 0.20% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the six months ended March 31, 1998, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 2.00% of the average daily net assets of the Fund, including expenses of the Portfolio. For the six months ended March 31, 1998, expenses of the Fund have been reduced by $11,693.

Certain officers of the Fund are also directors, officers and/or employees of Edgewood. None of the officers so affiliated received compensation for services as officers of the Fund.

The Fund is a participant with other affiliated entities in a revolving credit facility ("the revolver") and a discretionary demand line of credit collectively "the credit facilities" in the amounts of $50,000,000 and $100,000,000 respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis and apportioned equally amongst all the participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the period ended March 31, 1998.

Note 3--Shares of Beneficial Interest
At March 31, 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                   For the                        For the
                               six months ended                  year ended
                           March 31, 1998 (unaudited)        September 30, 1997
                           --------------------------     ------------------------
                            Shares            Amount       Shares         Amount
                           -------          ---------     --------       ---------
Sold                      2,095,707      $ 29,095,467     4,496,165   $ 59,057,526
Reinvested                    3,104            41,256           190          2,063
Redeemed                 (2,466,505)      (33,805,882)   (3,707,034)   (49,411,389)
                         ----------      ------------    ----------   ------------
Net Increase (Decrease)    (367,694)     $ (4,669,159)      789,321   $  9,648,200
                         ==========      ============    ==========   ============

Latin American Equity Portfolio

Statement of Net Assets March 31, 1998 (unaudited)

  Shares               Security                                      Value
  ------               --------                                      -----

           COMMON STOCKS - 68.72%
           Argentina - 5.97%
  25,834   Nortel Inversora SA, ADR (Telecom Services)             $   745,957
  75,754   Quilmes Industrial SA, ADR (Brewery)                        866,436
   5,900   Telecom Argentina SA, ADR (Telephone)                       211,294
                                                                   -----------
                                                                     1,823,687
                                                                   -----------

           Brazil - 17.10%
   3,132   Banco Bradesco SA (Banks)                                    32,370
   1,004   Companhia de Saneamento Basico de
            Estado de Sao Paulo (Water)                                229,518
  13,600   Companhia Energetica de Minas Gerais,
            ADR (Electric)                                             661,432
  56,450   Companhia Paranaense de Energia, ADR
            (Electric)                                                 822,053
   1,131   Companhia Paulista de Forca e Luz (Electric)                154,182
  70,500   Companhia Vale de Rio Doce, ADR (Steel)                   1,556,332
   8,831   Telecommunicacoes Brasileiras SA Telebras,
            ADR (Telecommunications)                                 1,146,374
 397,000   White Martins SA (Chemicals)                                621,513
                                                                   -----------
                                                                     5,223,774
                                                                   -----------

           Chile - 6.36%
  19,860   Chilgener SA, ADR (Utility)                                 477,881
  34,600   Embotelladora Andina, ADR (Beverages)                       692,000
  54,000   Quinenco SA, ADR (Diversified) (a)                          664,875
   5,982   Santa Isabel, ADR (Retail)                                  108,798
                                                                   -----------
                                                                     1,943,554
                                                                   -----------

           Colombia - 1.28%
  20,000   Banco de Bogota (Commercial Banks)                          129,257
 109,375   Banco Industrial Colombiano (Commercial
            Banks)                                                     261,946
                                                                   -----------
                                                                       391,203
                                                                   -----------

           Mexico - 31.30%
      24   Controladora de Farmacia (Retail)                                13
  81,200   Corporacion GEO SA de CV-Ser. B
            (Real Estate Development) (a)                              528,726
  95,600   Corporacion Industrial San Luis, SA de CV
            (Auto Parts)                                               483,412
  97,400   Fomento Economico Mexicano, SA de CV
            (Brewery)                                                  707,346
 326,000   Grupo Financiero Banorte-Ser. B (Banks)                     527,811
 614,800   Grupo Industrial Bimbo SA de CV-Ser. A (Food)             1,630,138
 102,000   Grupo Mexico SA-Ser. L (Other)                              311,140
  13,800   Grupo Radio Centro SA de CV, ADR (Radio)                    195,788
  26,800   Grupo Televisa SA Spons, GDR (Television)                   981,550
  19,450   Industrias Bachoco SA, ADR (Food) (a)                       325,788
  51,000   Industrias Penoles SA (Other-Non-Ferrous)                   212,413
 163,000   Kimberly Clark De Mexico-A (Paper)                          841,438
  49,960   Telefonos de Mexico SA, ADR-L
            (Utilities-Telecom)                                      2,816,495
                                                                   -----------
                                                                     9,562,058
                                                                   -----------

           Peru - 4.21%
  10,560   Compania de Minas Buenaventura SA-A
            (Metals and Mining)                                         62,610
  31,016   Compania de Minas Buenaventura SA, ADR
            (Metals and Mining)                                        509,817
   3,015   Compania de Minas Buenaventura-B
            (Metals and Mining)                                         24,968
 176,415   Minsur SA (Other)                                           350,752
  10,000   YPF, SA ADR (Oil)                                           340,000
                                                                   -----------
                                                                     1,288,147
                                                                   -----------

           Venezuela - 2.50%
   8,400   Compania Anonima Nacional Telefonos de
            Venezuela, ADR (Telecom Services)                          351,225
 433,516   Electricidad de Caracas (Utilities)                         408,860
     137   Siderurgica Venezolana Sivensa, Saica
            SACA (Building and Construction)                             2,356
                                                                   -----------
                                                                       762,441
                                                                   -----------

Total Common Stocks (Cost $18,543,171)                              20,994,864
                                                                   -----------


  Shares               Security                                      Value
  ------               --------                                      -----

           PREFERRED STOCK CONVERTIBLE - 28.55%
           Brazil - 28.55%
   1,912   Banco Itau SA PN (Banks)                                $ 1,227,581
  22,404   Companhia Energetica de Minas Gerais
            PN (Electric)                                            1,087,702
  37,200   Companhia Energetica do Ceara-Coelce-A
            PN (Electric) (a)                                          143,958
   6,600   Companhia Vale de Rio Doce PN (Steel)                       158,470
  17,900   Companhia Vale de Rio Doce-B PN (Steel) (a)                      --
   7,352   CRT Corp., PN (Telecommunications)                          924,600
 262,000   Dixie Toga SA PN (Containers)                               119,824
  21,200   Globex Utilidades SA PN (Retail)                            186,456
 280,000   IKPC-Industrias Klabin de Papel e Celulose
            SA PN (Paper)                                              201,935
  64,781   Lojas Americanas SA PN (Retail)                             398,828
 610,800   Mesbla PN (Retail) (a) (b)                                       --
  86,255   Odebrecht SA PN (Building-Heavy Construction)               379,310
  94,500   Perdigao SA PN (Food)                                       153,760
   3,567   Petroleo Brasileiro SA Petrobras PN
            (Oil-International)                                        850,087
   4,051   Telecomunicacoes de Minas Gerais-Telemig-B
            PN (Telephone)                                             666,259
     874   Telecomunicacoes do Parana SA PN (Telephone)                484,179
   4,309   Telecomunicacoes do Rio de Janeiro SA PN
            (Telephone)                                                607,126
 101,726   Usiminas PN (Steel)                                         823,113
  14,700   Votorantim Celulose e Papel SA PN (Paper)                   310,290
                                                                   -----------

Total Preferred Stock Convertible (Cost $8,681,391)                  8,723,478
                                                                   -----------

           SHORT TERM INSTRUMENTS - 1.31%
           United States - 1.31%
 400,665   BT Institutional Cash Management Fund,
            (Cost $400,665)                                            400,665
                                                                   -----------

Total Investments (Cost $27,625,227)             98.58%             30,119,007
Assets in Excess of Other Liabilities             1.42%                432,857
                                                -------            -----------
Net Assets                                      100.00%            $30,551,864
                                                =======            ===========

----------
(a) Non-Income Producing Security
(b) Issuer in bankruptcy
The following abbreviations are used in portfolio descriptions:
ADR  --  American Depository Receipt
GDR  --  Global Depository Receipt

   Industry Diversification (as a percentage of Total Investments):
     Telecommunications                    16.88%
     Utilities                             12.92%
     Electrical                             9.43%
     Beverages                              7.45%
     Diversified                            7.30%
     Banks                                  7.16%
     Food                                   6.93%
     Paper                                  4.45%
     Oil                                    3.91%
     Television                             3.87%
     Steel                                  3.23%
     Mining                                 3.12%
     Building/Construction                  2.99%
     Auto Related                           2.61%
     Retail                                 2.28%
     Other                                  2.11%
     Chemicals and Toxic Waste              2.04%
     Short Term Investment                  1.32%
                                          -------
                                          100.00%
                                          =======

              See Notes to Financial Statements on Pages 13 and 14

Latin American Equity Portfolio

Statement of Operations For the six months ended March 31, 1998 (unaudited)

Investment Income
   Dividends (net of foreign withholding tax of $24,022)                                         $       368,599
   Interest                                                                                               41,169
                                                                                                 ---------------
Total Investment Income                                                                                  409,768
                                                                                                 ---------------
Expenses
   Advisory Fees                                                                                         151,716
   Administration and Services Fees                                                                       30,343
   Custody Transaction Fees                                                                               30,829
   Professional Fees                                                                                      11,586
   Trustees Fees                                                                                           1,045
   Miscellaneous                                                                                             267
                                                                                                 ---------------
   Total Expenses                                                                                        225,786
   Less Expenses Absorbed by Bankers Trust                                                               (74,071)
                                                                                                 ---------------
      Net Expenses                                                                                       151,715
                                                                                                 ---------------
Net Investment Income                                                                                    258,053
                                                                                                 ---------------
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
   Net Realized Gain (Loss) from:
      Investment Transactions                                                                            803,120
      Foreign Currency Transactions                                                                       (6,820)
   Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency
      Transactions                                                                                    (3,010,735)
                                                                                                 ---------------
Net Realized and Unrealized (Loss) on Investments and Foreign Currency Transactions                   (2,214,435)
                                                                                                 ---------------
Net Decrease in Net Assets from Operations                                                       $    (1,956,382)
                                                                                                 ===============

              See Notes to Financial Statements on Pages 13 and 14

Latin American Equity Portfolio

Statements of Changes in Net Assets

                                                                                  For the              For the
                                                                                 six months           year ended
                                                                            ended March 31, 1998+  September 30, 1997
                                                                            ---------------------  ------------------
Increase in Net Assets from:
Operations
   Net Investment Income                                                      $       258,053       $       318,479
   Net Realized Gain from Investment and Foreign Currency Transactions                796,300             6,749,012
   Net Change in Unrealized Appreciation/Depreciation on Investment and
     Foreign Currency Transactions                                                 (3,010,735)            3,979,986
                                                                              ---------------       ---------------
Net Increase (Decrease) in Net Assets from Operations                              (1,956,382)           11,047,477
                                                                              ---------------       ---------------
Capital Transactions
   Proceeds from Capital Invested                                                  29,136,723            59,002,666
   Value of Capital Withdrawn                                                     (34,032,940)          (49,696,877)
                                                                              ---------------       ---------------
Net Increase (Decrease) in Net Assets from Capital Transactions                    (4,896,217)            9,305,789
                                                                              ---------------       ---------------
Total Increase (Decrease) in Net Assets                                            (6,852,599)           20,353,266
Net Assets
Beginning of Period                                                                37,404,463            17,051,197
                                                                              ---------------       ---------------
End of Period                                                                 $    30,551,864       $    37,404,463
                                                                              ===============       ===============

-------------------------------------------------------------------------------

Financial Highlights

Contained below are selected, ratios to average net assets and other supplemental data for the periods indicated for the Latin American Equity Portfolio.

                                                                                                     For the period
                                                                      For the years ended            October 25, 1993
                                                 For the                 September 30,               (Commencement of
                                             six months ended    ------------------------------       Operations) to
                                              March 31, 1998+     1997        1996        1995      September 30, 1994
                                             ----------------    ------      ------      ------     ------------------
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)        $30,552      $37,404     $17,051     $13,658           $27,366
   Ratios to Average Net Assets:
      Net Investment Income                          1.70%*       1.16%       1.21%       1.27%             1.03%*
      Expenses                                       1.00%*       1.00%       1.00%       1.00%             1.00%*
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses by
        Bankers Trust                                0.49%*       0.32%       0.31%       0.80%             0.79%*
   Portfolio Turnover Rate                             45%         122%        171%        161%              124%

----------
*  Annualized
** For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for security trades on which commissions are charged.
+  Unaudited


              See Notes to Financial Statements on Pages 13 and 14

Latin American Equity Portfolio

Notes to Financial Statements (unaudited)
Note 1--Organization and Significant Accounting Policies
A. Organization
The Latin American Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated trust under the laws of New York and commenced operations on October 25, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Foreign Currency Transactions
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. Forward Foreign Currency Contracts
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Net Assets may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. Option Contracts
Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment and mark-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. Futures Contracts
The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.

J. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Latin American Equity Portfolio

Notes to Financial Statements (unaudited)

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .20% of the Portfolio's average daily net assets. Amounts owed under the Administration and Services Agreement amounted to $5,071 at March 31, 1998.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of 1.00% of the Portfolio's average daily net assets. Accrued advisory fee amounted to $14,428, net of reimbursable expenses of $10,925 at March 31, 1998.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of the Portfolio. For the six months ended March 31, 1998, expenses of the Portfolio have been reduced by $74,041.

Certain trustees of the Portfolio are also directors, officers and/or employees of Edgewood Services, Inc. None of the officers so affiliated received compensation for services as officers of the Portfolio.

The Portfolio may invest in the BT Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the fund to the Portfolio as of March 31, 1998 amounted to $39,302 and are included in interest income.

The Portfolio is a participant with other affiliated entities in a revolving credit facility ("the revolver") and a discretionary demand line of credit facility collectively ("the credit facilities") in the amounts of $50,000,000 and $100,000,000 respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis and apportioned equally amongst all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the period ended March 31, 1998.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 1998, were $28,641,842 and $27,467,159, respectively.

For federal income tax purposes, the tax basis of investments held at March 31, 1998 was $27,625,227. The aggregate gross unrealized appreciation for all investments was $4,134,250 and the aggregate gross unrealized depreciation for all investments was $1,640,470.

Note 4--Net Assets
At March 31, 1998 net assets consisted of:

Paid-in Capital                             $28,060,335
Net Unrealized Appreciation on Investments,
  Futures, Foreign Currencies and Forward
  Foreign Currency Contracts                $ 2,491,529
                                            -----------
                                            $30,551,864
                                            ===========

                      This page intentionally left blank.

BT INVESTMENT FUNDS
LATIN AMERICAN EQUITY FUND



Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006


Distributor
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897


Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006


Independent Accountants
COOPERS & LYBRAND L.L.P
1100 Main Street, Suite 900
Kansas City, MO 64105


Counsel
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022



                             ----------------------
For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 730-1313. This must be preceded or accompanied by a current prospectus for the Fund.
                             ----------------------



                                                               STA497100 (5/98)